UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report: June 5, 2025

OWENS & MINOR, INC.

(Exact name of Registrant as specified in charter)

Virginia	001-09810	54-1701843
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

10900 Nuckols Road, Suite 400
Glen Allen, Virginia	23060
(Address of principal executive offices)	(Zip code)

Post Office Box 27626,
Richmond, Virginia	23261-7626
(Mailing address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (804) 723-7000

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2 par value per share	OMI	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.04.	Triggering Events That Accelerate or Increase a Direct Financial Obligation under an Off-Balance Sheet Arrangement.

As previously disclosed, on June 3, 2025, Owens & Minor, Inc. (the “Company”), Rotech Healthcare Holdings Inc., a Delaware corporation (“Rotech”), and Hitchcock Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), mutually agreed to terminate the Agreement and Plan of Merger, dated as of July 22, 2024, by and among the Company, Rotech, Merger Sub and Shareholder Representative Services LLC, pursuant to which the Company agreed to acquire Rotech on the terms and subject to the conditions therein. The termination was effective as of June 5, 2025.

In connection with such termination, pursuant to the terms of the indenture dated as of April 4, 2025, by and among the Company, the guarantors named therein and Regions Bank, as trustee and as collateral agent (the “Indenture”), under which the Company issued $1,000,000,000 aggregate principal amount of 10.000% Senior Secured Notes due 2030 (the “Notes”), the Company is required to redeem such Notes.

On June 5, 2025, the Company issued a notice of special mandatory redemption to holders of the Notes.

Pursuant to the terms of the Indenture, the Company will redeem the Notes on June 10, 2025 (the “Redemption Date”) at a redemption price equal to 100% of the aggregate principal amount of the Notes, plus accrued and unpaid interest, to, but excluding, the Redemption Date. This Current Report on Form 8-K does not constitute a notice of redemption with respect to the Notes.

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements regarding the Company’s financial position and the future performance and financial results of the Company’s business and other non-historical statements. Some of these statements can be identified by terms and phrases such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “predicts,” “intends,” “trends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. The Company cautions readers of this communication that such “forward looking statements,” wherever they occur in this Current Report or in other statements attributable to the Company, are necessarily estimates reflecting the judgment of the Company’s senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the “forward-looking statements.”

Factors that could cause the Company’s actual results to differ materially from those expressed or implied in such forward-looking statements include, but are not limited to: our ability to successfully complete a transaction related to the potential sale of our Products & Healthcare Services segment; uncertainties related to trade policy and tariffs; increasing competitive and pricing pressures in the marketplace; our ability to retain existing and attract new customers and our dependence on sales to certain customers; our dependence on certain vendors, suppliers and third-parties for key components, raw materials, finished goods, equipment and services; our ability to successfully identify, close, manage or integrate acquisitions; our ability to successfully implement our strategic initiatives; our ability to successfully manage our international operations, including risks associated with changes in international trade regulations, foreign currency volatility, adverse tax consequences, and other risks of operating in international markets; uncertainties related to, and our ability to adapt to and comply with, changes in government regulations, including healthcare, tax and product licensing laws and regulations; risks arising from possible violations of legal, regulatory or licensing requirements of the markets in which we operate; uncertainties related to general economic, regulatory and business conditions, including tariffs, and our ability to adapt to changes in product pricing and other terms of purchase by suppliers of product; our ability to meet the terms to qualify for supplier funding programs; the ability of customers and suppliers to meet financial commitments due to us; changes in manufacturer preferences between direct sales and wholesale distribution; changing trends in customer profiles and ordering patterns; our ability to manage operating expenses and improve operational efficiencies; availability of, and our ability to access, special inventory buying opportunities; our ability to continue to obtain financing at reasonable rates and to manage financing costs and interest rate risk, and our ability to refinance, extend or repay our substantial indebtedness; our ability to attract and retain talented and qualified teammates; recalls of any of our products, or safety risks or the discovery of serious safety issues with our products; changes, delays and uncertainties in the reimbursement process; our ability to adequately establish, maintain, protect and enforce our intellectual property and proprietary rights as well as avoid infringement, misappropriation or other violations of the intellectual property and proprietary rights of third parties; our ability to engage in transactions that may be limited by the restrictive covenants in our credit facilities and existing notes; the risk that information systems are interrupted or damaged or fail for any extended period of time, that new information systems are not successfully implemented or integrated, or that there is a data security breach in our information systems or a third party’s information systems that impacts our business; risks related to public health crises or future outbreaks of health crises or other adverse public health developments such as the novel coronavirus (COVID-19) global pandemic; the risk of an impairment to goodwill or other long-lived assets; our ability to timely or adequately respond to technological advances; our failure to adequately insure against losses, including from substantial claims and litigation; our ability to meet performance targets specified by customer contracts under contractual commitments; our capitation arrangements may prove unprofitable if actual utilization rates exceed our assumptions; the outcome of outstanding and any future litigation, including product and professional liability claims; and volatility in the price of our common stock and securities.

Additional factors that could cause the Company’s actual outcomes or results to differ materially from those described in these forward-looking statements can be found in the “Risk Factors” sections of the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2024, as such factors may be further updated from time to time in the Company’s other filings with the SEC. These reports are or will be accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements included in this Current Report and in the Company’s filings with the SEC. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OWENS & MINOR, INC.

Date: June 6, 2025	By:	/s/ Heath H. Galloway
	Name:	Heath H. Galloway
	Title:	Executive Vice President, General Counsel & Corporate Secretary